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                                                                   EXHIBIT 10.58

                 OMNIBUS AMENDMENT, DIRECTION AND CONSENT NO. 3

          OMNIBUS AMENDMENT, DIRECTION AND CONSENT NO. 3, dated January 31, 1997, among SMART & FINAL INC., a Delaware corporation (the "Lessee"), SMART & FINAL STORES CORPORATION, a California corporation, and PORT STOCKTON FOOD DISTRIBUTORS, INC., a California corporation (each a "Permitted Sublessee" and together, the "Permitted Sublessees"), FLEET NATIONAL BANK OF CONNECTICUT, a national banking association, not in its individual capacity but solely as the Owner Trustee under the Trust Agreement (the "Lessor"), FIRST HAWAIIAN BANK, as holder of Series A Notes and as holder of Series B Notes ("First Hawaiian"), CREDIT LYONNAIS LOS ANGELES BRANCH, as holder of Series A Notes and Series B Notes ("CLLA"), BANK LEUMI LE-ISRAEL B.M., as holder of Series A Notes and Series B Notes ("Bank Leumi") and, together with First Hawaiian and CLLA, the "Lenders", and CREDIT LYONNAIS NEW YORK BRANCH, a branch duly licensed under the laws of New York of a banking corporation organized and existing under the laws of the Republic of France, as the Equity Participant under the Trust Agreement (the "Equity Participant") and as agent for the Lenders (the "Agent").

                                    RECITALS

          WHEREAS, the Equity Participant and Shawmut Bank Connecticut, National Association entered into a Trust Agreement, dated as of December 15, 1994;

          WHEREAS, the Lessor and the Lessee entered into a Lease Agreement (the "Lease Agreement"), dated as of December 15, 1994;

          WHEREAS, the Lessor and the Lessee entered into an Agency Agreement (the "Agency Agreement"), dated as of December 15, 1994;

          WHEREAS, the Lessor, the Lenders and the Agent entered into a Loan Agreement (the "Loan Agreement"), dated as of December 15, 1994;

          WHEREAS, the Lessee, the Permitted Sublessees, the Lessor, the Lenders, the Agent and the Equity Participant entered into a Participation Agreement (the "Participation Agreement"), dated as of December 15, 1994;

          WHEREAS, the Transaction Documents were amended pursuant to (i) an Omnibus Amendment, Direction and Consent, dated December 27, 1995, among the Lessee, the Permitted Sublessees, the Lessor, the Lenders, the Equity Participant and the Agent and (ii) an Omnibus Amendment, Direction and Consent No. 2, dated April __, 1996, among the Lessee, the Permitted Sublessees, the Lessor, the Lenders, the Equity Participant and the Agent;

          WHEREAS, the parties hereto desire to further amend the Transaction Documents as set forth herein;
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          NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto agree as follows:

          Section 1. Capitalized terms used but not defined herein shall have the meaning assigned thereto in the Participation Agreement.

          Section 2. In accordance with Section 6.02 of the Trust Agreement, the Equity Participant hereby instructs Fleet National Bank of Connecticut, formerly known as Shawmut Bank Connecticut, National Association, to execute and delivery this Omnibus Amendment, Direction and Consent No. 3 as Lessor.

          Section 3. In accordance with the terms and conditions of the Loan Agreement and the Participation Agreement, the Lenders and the Agent hereby consent to the amendments set forth herein to the Transaction Documents.

          Section 4. Section 1.06 of the Participation Agreement is hereby amended by deleting such Section in its entirety and inserting the following:

          SECTION 1.06.  Fees Payable by Lessee.  The Lessee shall pay to the
                         ----------------------
     Agent the Administration Fee on the initial Closing Date and each December 1 thereafter occurring during the Lease Term. The Lessee shall pay to the Lenders and the Equity Participant a commitment fee for the period beginning on the initial Closing Date and ending on April 30, 1997, equal to 0.20% per annum of the excess from time to time of $30,000,000 over the Outstanding Property Cost. Such commitment fee shall be paid to the Agent, quarterly in arrears on each Payment Date, for distribution to the parties entitled thereto.

          Section 5. Section 1.07 of the Participation Agreement is hereby amended by deleting such Section in its entirety and inserting the following:

          SECTION 1.07.  Closing.  Each closing (a "Closing") of (a) the
                         -------
     acquisition of one or more Leased Premises by the Lessor, (b) the payment of an Advance by the Lessor to the Lessee and, (c) in the case of the initial closing, the execution and delivery of the Transaction Documents and the payment to the Agent of the Arrangement Fee, shall take place at the offices of Orrick, Herrington & Sutcliffe, 666 Fifth Avenue, New York, New York at 12:00 noon, New York City time, on such date (the "Closing Date") or in the case of the payment of an Advance (the "Advance Date") on or before (x) with respect to Leased Premises in the 1995 Tranche, December 31, 1995 (except that (i) with respect to Leased Premises the Purchase Price of which has been paid by the Lessor prior to December 31, 1995, Advances may be made in respect of such Leased Premises after December 31, 1995 but may occur no later than March 31, 1996 and (ii) with respect to the Leased Premises located at 5925 E. Carson Street, Lakewood, California, Advances may be made in respect of such Leased Premises after March 31, 1996 but may occur no later than May 20, 1996) or (y) with respect to Leased Premises in the 1996 Tranche, December 31, 1996 (except that with respect to (i) Leased Premises the Purchase Price of which has been paid by the Lessor prior to December 31, 1996,

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     Advances may be made in respect of such Leased Premises after December 31,
     1996 but may occur no later than March 31, 1997 and (ii) the Leased Premises located at 16201 Harbor Blvd., Fountain Valley, California, the Closing Date may occur after December 31, 1996 but may occur no later than January 31, 1997 and Advances may be made in respect of such Leased Premises after December 31, 1996 but may occur no later than April 30,
     1997), or, in the case of the initial Closing Date, December 31, 1994, as the Lessee shall specify by not less than three Business Days' written notice (the "Closing Notice") delivered to the Lessor, each Lender, the Equity Participant and the Agent. The Closing Notice shall set forth the aggregate Purchase Price of the Leased Premises and the Lessor's Share of Improvement Cost funded with the funds advanced to the Lessee and shall have attached thereto the fully completed form of Lease Supplement which the Lessee contemplates will be executed and delivered on the Closing Date or Advance Date, as the case may be.

          Section 6. The definition of the term "Completion Date" in the Agency Agreement is hereby amended by deleting such term in its entirety and inserting the following:

          "Completion Date" shall mean, for the Improvements for any Leased Premises, the earlier of (a) with respect to each of the Leased Premises in the 1995 Tranche, (i) the estimated completion date set forth in the Final Construction Plans therefor plus one month, (ii) March 31, 1996 or (iii) with respect to the Leased Premises located at 5925 E. Carson Street, Lakewood, California, May 20, 1996 and (b) with respect to each of the Leased Premises in the 1996 Tranche, (i) the estimated completion date set forth in the Final Construction Plans therefor plus one month, (ii) March 31, 1997 or (iii) with respect to the Leased Premises located at 16201 Harbor Blvd., Fountain Valley, California, April 30, 1997, as the same may be extended by the Agent pursuant to Section 4.10(a) of the Agency Agreement.

          Section 7. Section 2(b) of the Lease Agreement is hereby amended by deleting such clause in its entirety and inserting the following:

          (b) The lease of each of the Leased Premises to the Lessee under this Lease Agreement shall be evidenced by the execution and delivery to the Lessor and the Lessee of a Lease Supplement. In addition, each Advance made by the Lessor to the Lessee under the Agency Agreement shall be evidenced by a Lease Supplement. With respect to each of the Leased Premises in the 1995 Tranche, there shall be no more than 12 Closing Dates and Advance Dates, and no Closing Date shall occur after December 31, 1995; provided that with respect to Leased Premises the Purchase Price of which has been paid by the Lessor prior to December 31, 1995, Advance Dates may occur after December 31, 1995 but may occur no later than March 31, 1996; provided, further that with respect to the Leased Premises located at 5925
     E. Carson Street, Lakewood, California, Advance Dated may occur after March 31, 1996 but may occur no later than May 20, 1996. With respect to each of the Leased Premises in the 1996 Tranche, there shall be no more than 8 Closing Dates and Advance Dates, and no Closing Date shall occur after January 31, 1997; provided that with respect to (i) Leased

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     Premises the Purchase Price of which has been paid by the Lessor prior to
     December 31, 1996, Advance Dates may occur after December 31, 1996 but may occur no later than March 31, 1997 and (ii) the Leased Premises located at 16201 Harbor Blvd., Fountain Valley, California, the Closing Date may occur after December 31, 1996 but may occur no later than January 31, 1997 and Advances Dates may occur after December 31, 1996 but may occur no later than April 30, 1997.

          Section 8. This Omnibus Amendment, Direction and Consent No. 3 shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law. All agreements herein of the parties hereto shall bind any successors or assigns, whether so expressed or not. In case any provision herein shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Omnibus Amendment, Direction and Consent No. 3 may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

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          IN WITNESS WHEREOF, the Lessee, the Permitted Sublessees, the Lessor,
the Lenders, the Equity Participant and the Agent have caused this Omnibus Amendment, Direction and Consent No. 3 to be duly executed as of the day and year first above written.


                              SMART & FINAL INC.,
                              as Lessee


                              By: /s/DONALD G. ALVARADO
                                  ----------------------------------------
                              Name:  DONALD G. ALVARADO
                              Title: SENIOR VICE PRESIDENT LAW/DEVELOPMENT


                              SMART & FINAL STORES CORPORATION,
                              as Permitted Sublessee


                              By: /s/DONALD G. ALVARADO
                                  ----------------------------------------
                              Name:  DONALD G. ALVARADO
                              Title: SENIOR VICE PRESIDENT LAW/DEVELOPMENT


                              PORT STOCKTON FOOD DISTRIBUTORS, INC.,
                              as Permitted Sublessee


                              By: /s/DONALD G. ALVARADO
                                  ----------------------------------------
                              Name:  DONALD G. ALVARADO
                              Title: SECRETARY


                              FLEET NATIONAL BANK, not in its individual capacity but solely as the Owner Trustee under the Trust Agreement, as Lessor


                              By: _________________________________
                              Name:
                              Title:

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                              FIRST HAWAIIAN BANK, as Series A Lender
                              and Series B Lender


                              By: _________________________________
                              Name:
                              Title:


                              CREDIT LYONNAIS LOS ANGELES BRANCH,
                              as Series A Lender and Series B Lender


                              By: _________________________________
                              Name:
                              Title:


                              BANK LEUMI LE-ISRAEL B.M., as Series A
                              Lender and Series B Lender


                              By: _________________________________
                              Name:
                              Title:


                              CREDIT LYONNAIS NEW YORK BRANCH,
                              as Equity Participant and Agent


                              By: _________________________________
                              Name:
                              Title:

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